Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact: John N. Hatsopoulos American DG Energy Inc. 781.622.1120 john.hatsopoulos@americandg.com	Media Contact: Barry J. Sanders American DG Energy Inc. 781.522.6010 barry.sanders@americandg.com

American DG Energy Reports Second Quarter 2012 Financial Performance

Backlog increases to 33 energy systems compared to 9 systems a year ago

Energy gross profit margin without depreciation increased to 39.2%

WALTHAM, Mass. – August 14, 2012 – American DG Energy Inc. (NYSE MKT: ADGE), a leading On-Site Utility, offering clean electricity, heat, hot water and cooling solutions to hospitality, healthcare, housing and athletic facilities, reported energy revenues of $1,136,265 in the second quarter of 2012, compared to $1,435,025 in the second quarter of 2011.

Total revenues were $1,192,957 in the second quarter of 2012, compared to $1,480,461 in the second quarter of 2011. GAAP diluted loss per share (EPS) was $(0.05) in the second quarter of 2012, compared to $(0.01) in the second quarter of 2011, and GAAP operating loss including EuroSite Power Inc. was $(1,700,779) in the second quarter of 2012, compared to operating loss of $(522,761) in the second quarter of 2011.

Major Highlights:

Operations

•	We operated 89 energy systems compared to 77 in the second quarter of 2011.

•	Our current backlog consists of 33 energy systems compared to 9 in the second quarter of 2011.

•	We reached agreements with the following properties:

-	YMCA in Greenwich, Connecticut – provide a 75 kW Combined Heat and Power (CHP) system and produce space heat and hot water for their new 700,000 gallon swimming pool.
-	Luna Park Housing Corporation in Brooklyn, New York – provide five 100 kW CHP systems and provide all of their domestic hot water from five hot water heaters. Luna Park is a residential complex consisting of five buildings with 1,600 units and is home to approximately 6,000 residents.
-	Doubletree by Hilton Dunblane Hydro hotel in the United Kingdom (UK) – extended our agreement with The Ability Group by adding a contract to supply clean energy by installing and operating a CHP system which will produce up to 200 kW of power.
-	Cedar Court Hotel Huddersfield in Yorkshire UK – replace the hotel’s existing aged and inefficient system with a state-of-the-art 100 kW CHP system.

•	We began operation at the following properties:

-	Started operating a 100 kW CHP system at Club Fit in Jefferson Valley, New York, our second Club Fit location.
-	Started operating a 75 kW CHP system at Governor Paterson Towers in Governor, New Jersey, a 225 unit, 30 story senior living center.
-	Started operating a 100 kW CHP system at the DoubleTree Hotel in Tarrytown, New York, a 247 room full service, upscale property which is our second DoubleTree property in the US.

American DG Energy Inc. – Second Quarter 2012 Financial Performance, page 2 of 10

-	EuroSite Power started operating a highly efficient 122 kW CHP system at the Hilton Liverpool in the UK, that will produce energy in the form of electricity, space heat and domestic hot water for the hotel’s guest rooms and public areas.
-	EuroSite Power booked its first revenue for Abbeycroft Leisure at the Haverhill Leisure Centre in Suffolk UK.

•	We expanded our sales and marketing effort worldwide by adding sales people, broadening our distribution and geographic reach and implementing marketing programs targeting potential customers, especially large property owners.

Financial

•	Our energy revenue decreased by 20.8% in the second quarter of 2012 compared to the same period in 2011, due to lower natural gas and electric utility rates that significantly decreased during the second quarter of 2012 compared to the same period in 2011.
•	Energy gross profit margin without depreciation increased to 39.2% compared to 38.3% in the second quarter of 2011.
•	Our total energy production decreased to 15,798,668 kWh, or 9.5%, compared to 17,457,971 kWh in the second quarter of 2011 due to the decrease in output because of milder temperatures requiring less heat and hot water during the period.
•	We received $260,701 in rebates and incentives during the second quarter.
•	Our total cash outflows were $702,275, of which $382,860 were related to expenses at EuroSite Power and the remaining $319,415 were related to the expansion of sales and marketing activity at American DG Energy.
•	The total value of our current On-Site Utility energy agreements is approximately $236.0 million.
•	We finished the quarter with approximately $15.7 million in cash.

Recent Highlights:

American DG Energy will hold its earnings conference call today, August 14, 2012 at 10:00 a.m. Eastern Time. To listen, call (800) 860-2442 within the U.S, (866) 605-3852 from Canada or (412) 858-4600 from other international locations. Participants should reference American DG Energy to access the call. Please begin dialing at least 10 minutes before the scheduled starting time. The earnings press release will be available on our web site at www.americandg.com in the “Investors” section under "News Releases.”

The earnings conference call will be recorded and available for playback one hour after the end of the call through Tuesday, September 14, 2012 at 9:00 a.m. Eastern Time. To listen to the playback, call (877) 344-7529 within the U.S. or (412) 317-0088 outside the U.S. and use Conference Number 10017224.

The earnings conference call will be webcast live. To register for and listen to the webcast, go to www.americandg.com/webcast. Following the call, the webcast will be archived for 30 days.

About American DG Energy

American DG Energy supplies low-cost energy to its customers through distributed power generating systems. We are committed to providing institutional, commercial and small industrial facilities with clean, reliable power, cooling, heat and hot water at lower costs than charged by local utilities – without any capital or start-up costs to the energy user – through our On-Site Utility energy solutions. American DG Energy is headquartered in Waltham, Massachusetts. More information can be found at www.americandg.com.

# # #

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements, as disclosed on the Company's website and in Securities and Exchange Commission filings. This press release does not constitute an offer to buy or sell securities by the Company, its subsidiaries or any associated party and is meant purely for informational purposes. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

American DG Energy Inc. – Second Quarter 2012 Financial Performance, page 3 of 10

CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended June 30, 2012 and June 30, 2011

	Three Months Ended
	June 30,	June 30,
	2012	2011
	(unaudited)	(unaudited)
Revenues
Energy revenues	$1,136,265	$1,435,025
Turnkey & other revenues	56,692	45,436
	1,192,957	1,480,461
Cost of sales
Fuel, maintenance and installation	694,746	894,928
Depreciation expense	534,888	314,634
	1,229,634	1,209,562
Gross profit (loss)	(36,677)	270,899

Operating expenses
General and administrative	614,454	523,503
Selling	749,383	104,296
Engineering	300,265	165,861
	1,664,102	793,660
Loss from operations	(1,700,779)	(522,761)

Other income (expense), net
Interest and other income	13,682	8,622
Interest expense	(447,477)	(74,558)
Change in fair value of warrant liability	(44,602)	188,367
	(478,397)	122,431

Loss before provision for state income taxes	(2,179,176)	(400,330)
Benefit (provision) for state income taxes	7,140	(5,509)
Consolidated net loss	(2,172,036)	(405,839)

(Income) loss attributable to the noncontrolling interest	60,764	(19,145)
Net loss attributable to American DG Energy Inc.	$(2,111,272)	$(424,984)

Net loss per share - basic and diluted	$(0.05)	$(0.01)

Weighted average shares outstanding -
basic and diluted	46,639,141	45,578,201

Non-GAAP financial disclosure
Loss from operations	$(1,700,779)	$(522,761)
Depreciation expense	548,673	324,889
Stock based compensation	189,130	124,834
Adjusted EBITDA	(962,976)	(73,038)
Grants from rebates and incentives	260,701	219,589
Total EBITDA cash (outflows) inflows	$(702,275)	$146,551

American DG Energy Inc. – Second Quarter 2012 Financial Performance, page 4 of 10

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 and June 30, 2011

	Six Months Ended
	June 30,	June 30,
	2012	2011
	(unaudited)	(unaudited)
Revenues
Energy revenues	$2,587,834	$2,881,177
Turnkey & other revenues	107,525	254,004
	2,695,359	3,135,181
Cost of sales
Fuel, maintenance and installation	1,697,558	2,082,927
Depreciation expense	829,584	603,028
	2,527,142	2,685,955
Gross profit	168,217	449,226

Operating expenses
General and administrative	1,445,323	1,024,623
Selling	1,044,335	233,950
Engineering	580,077	314,266
	3,069,735	1,572,839
Loss from operations	(2,901,518)	(1,123,613)

Other income (expense)
Interest and other income	26,440	19,981
Interest expense	(741,033)	(103,604)
Change in fair value of warrant liability	(261,336)	383,995
	(975,929)	300,372

Loss before provision for state income taxes	(3,877,447)	(823,241)
Provision for state income taxes	(11,962)	(17,112)
Consolidated net loss	(3,889,409)	(840,353)

(Income) loss attributable to the noncontrolling interest	70,751	(63,542)
Net loss attributable to American DG Energy Inc.	$(3,818,658)	$(903,895)

Net loss per share - basic and diluted	$(0.08)	$(0.02)

Weighted average shares outstanding -
basic and diluted	46,191,967	45,551,891

Non-GAAP financial disclosure
Loss from operations	$(2,901,518)	$(1,123,613)
Depreciation expense	857,224	622,383
Stock based compensation	379,857	292,245
Adjusted EBITDA	(1,664,437)	(208,985)
Grants from rebates and incentives	260,701	327,138
Total EBITDA cash (outflows) inflows	$(1,403,736)	$118,153

American DG Energy Inc. – Second Quarter 2012 Financial Performance, page 5 of 10

CONSOLIDATING STATEMENT OF OPERATIONS

For the Three Months Ended June 30, 2012

(unaudited)

	Three Months Ended June 30, 2012
	American DG	EuroSite
	Energy*	Power	Eliminations	Total

Revenues
Energy revenues	$1,136,265	$-	$-	$1,136,265
Turnkey & other revenues	29,098	27,594	-	56,692
	1,165,363	27,594	-	1,192,957
Cost of sales
Fuel, maintenance and installation	674,642	20,104	-	694,746
Depreciation expense	534,888	-	-	534,888
	1,209,530	20,104	-	1,229,634
Gross profit (loss)	(44,167)	7,490	-	(36,677)

Operating expenses
General and administrative	417,809	196,645	-	614,454
Selling	466,938	282,445	-	749,383
Engineering	266,273	33,992	-	300,265
	1,151,020	513,082	-	1,664,102
Loss from operations	(1,195,187)	(505,592)	-	(1,700,779)

Other income (expense), net
Interest and other income	9,509	4,173	-	13,682
Interest expense (non-cash)	(447,477)	-	-	(447,477)
Change in fair value of warrant liability (non-cash)	(44,602)	-	-	(44,602)
	(482,570)	4,173	-	(478,397)

Loss before provision for state income taxes	(1,677,757)	(501,419)	-	(2,179,176)
Benefit (provision) for state income taxes	7,140	-	-	7,140
Consolidated net loss	(1,670,617)	(501,419)	-	(2,172,036)

(Income) loss attributable to the noncontrolling interest	(25,589)	-	86,353	60,764
Net loss attributable to American DG Energy Inc.	$(1,696,206)	$(501,419)	$86,353	$(2,111,272)

Net loss per share - basic and diluted	$(0.04)			$(0.05)

Weighted average shares outstanding -
basic and diluted	46,639,141			46,639,141

Non-GAAP financial disclosure
Loss from operations	$(1,195,187)	$(505,592)	$-	$(1,700,779)
Depreciation expense	547,963	710	-	548,673
Stock based compensation	67,108	122,022	-	189,130
Adjusted EBITDA	(580,116)	(382,860)	-	(962,976)
Grants from rebates and incentives	260,701	-	-	260,701
Total EBITDA cash outflows	$(319,415)	$(382,860)	$-	$(702,275)

*American DG Energy includes related LLC.

American DG Energy Inc. – Second Quarter 2012 Financial Performance, page 6 of 10

CONSOLIDATING STATEMENT OF OPERATIONS

For the Three Months Ended June 30, 2011

(unaudited)

	Three Months Ended June 30, 2011
	American DG	EuroSite
	Energy*	Power	Eliminations	Total

Revenues
Energy revenues	$1,435,025	$-	$-	$1,435,025
Turnkey & other revenues	45,436	-	-	45,436
	1,480,461	-	-	1,480,461
Cost of sales
Fuel, maintenance and installation	894,928	-	-	894,928
Depreciation expense	314,634	-	-	314,634
	1,209,562	-	-	1,209,562
Gross profit (loss)	270,899	-	-	270,899

Operating expenses
General and administrative	341,422	182,081	-	523,503
Selling	104,296	-	-	104,296
Engineering	165,861	-	-	165,861
	611,579	182,081	-	793,660
Loss from operations	(340,680)	(182,081)	-	(522,761)

Other income (expense), net
Interest and other income	8,622	-	-	8,622
Interest expense (non-cash)	(74,558)	-	-	(74,558)
Change in fair value of warrant liability (non-cash)	188,367	-	-	188,367
	122,431	-	-	122,431

Loss before provision for state income taxes	(218,249)	(182,081)	-	(400,330)
Benefit (provision) for state income taxes	(5,509)	-	-	(5,509)
Consolidated net loss	(223,758)	(182,081)	-	(405,839)

(Income) loss attributable to the noncontrolling interest	(48,105)	-	28,960	(19,145)
Net loss attributable to American DG Energy Inc.	$(271,863)	$(182,081)	$28,960	$(424,984)

Net loss per share - basic and diluted	$(0.01)			$(0.01)

Weighted average shares outstanding -
basic and diluted	45,578,201			45,578,201

Non-GAAP financial disclosure
Loss from operations	$(340,680)	$(182,081)	$-	$(522,761)
Depreciation expense	324,889	-	-	324,889
Stock based compensation	15,078	109,756	-	124,834
Adjusted EBITDA	(713)	(72,325)	-	(73,038)
Grants from rebates and incentives	219,589	-	-	219,589
Total EBITDA cash outflows	$218,876	$(72,325)	$-	$146,551

*American DG Energy includes related LLC.

American DG Energy Inc. – Second Quarter 2012 Financial Performance, page 7 of 10

CONSOLIDATING STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012

(unaudited)

	Six Months Ended June 30, 2012
	American DG	EuroSite
	Energy*	Power	Eliminations	Total

Revenues
Energy revenues	$2,587,834	$-	$-	$2,587,834
Turnkey & other revenues	79,931	27,594	-	107,525
	2,667,765	27,594	-	2,695,359
Cost of sales
Fuel, maintenance and installation	1,677,454	20,104	-	1,697,558
Depreciation expense	828,874	710	-	829,584
	2,506,328	20,814	-	2,527,142
Gross profit	161,437	6,780	-	168,217

Operating expenses
General and administrative	933,143	512,180	-	1,445,323
Selling	686,423	357,912	-	1,044,335
Engineering	546,085	33,992	-	580,077
	2,165,651	904,084	-	3,069,735
Loss from operations	(2,004,214)	(897,304)	-	(2,901,518)

Other income (expense), net
Interest and other income	17,299	9,141	-	26,440
Interest expense (non-cash)	(741,033)	-	-	(741,033)
Change in fair value of warrant liability (non-cash)	(261,336)	-	-	(261,336)
	(985,070)	9,141	-	(975,929)

Loss before provision for state income taxes	(2,989,284)	(888,163)	-	(3,877,447)
Provision for state income taxes	(11,962)	-	-	(11,962)
Consolidated net loss	(3,001,246)	(888,163)	-	(3,889,409)

(Income) loss attributable to the noncontrolling interest	(82,206)	-	152,957	70,751
Net loss attributable to American DG Energy Inc.	$(3,083,452)	$(888,163)	$152,957	$(3,818,658)

Net loss per share - basic and diluted	$(0.07)			$(0.08)

Weighted average shares outstanding -
basic and diluted	46,191,967			46,191,967

Non-GAAP financial disclosure
Loss from operations	$(2,004,214)	$(897,304)	$-	$(2,901,518)
Depreciation expense	856,514	710	-	857,224
Stock based compensation	127,865	251,992	-	379,857
Adjusted EBITDA	(1,019,835)	(644,602)	-	(1,664,437)
Grants from rebates and incentives	260,701	-	-	260,701
Total EBITDA cash outflows	$(759,134)	$(644,602)	$-	$(1,403,736)

*American DG Energy includes related LLC.

American DG Energy Inc. – Second Quarter 2012 Financial Performance, page 8 of 10

CONSOLIDATING STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011

(unaudited)

	Six Months Ended June 30, 2011
	American DG	EuroSite
	Energy*	Power	Eliminations	Total

Revenues
Energy revenues	$2,881,177	$-	$-	$2,881,177
Turnkey & other revenues	254,004	-	-	254,004
	3,135,181	-	-	3,135,181
Cost of sales
Fuel, maintenance and installation	2,082,927	-	-	2,082,927
Depreciation expense	603,028	-	-	603,028
	2,685,955	-	-	2,685,955
Gross profit	449,226	-	-	449,226

Operating expenses
General and administrative	704,507	320,116	-	1,024,623
Selling	233,950	-	-	233,950
Engineering	314,266	-	-	314,266
	1,252,723	320,116	-	1,572,839
Loss from operations	(803,497)	(320,116)	-	(1,123,613)

Other income (expense), net
Interest and other income	19,981	-	-	19,981
Interest expense (non-cash)	(103,604)	-	-	(103,604)
Change in fair value of warrant liability (non-cash)	383,995	-	-	383,995
	300,372	-	-	300,372

Loss before provision for state income taxes	(503,125)	(320,116)	-	(823,241)
Provision for state income taxes	(17,112)	-	-	(17,112)
Consolidated net loss	(520,237)	(320,116)	-	(840,353)

(Income) loss attributable to the noncontrolling interest	(119,307)	-	55,765	(63,542)
Net loss attributable to American DG Energy Inc.	$(639,544)	$(320,116)	$55,765	$(903,895)

Net loss per share - basic and diluted	$(0.01)			$(0.02)

Weighted average shares outstanding -
basic and diluted	45,551,891			45,551,891

Non-GAAP financial disclosure
Loss from operations	$(803,497)	$(320,116)	$-	$(1,123,613)
Depreciation expense	622,383	-	-	622,383
Stock based compensation	92,194	200,051	-	292,245
Adjusted EBITDA	(88,920)	(120,065)	-	(208,985)
Grants from rebates and incentives	327,138	-	-	327,138
Total EBITDA cash outflows	$238,218	$(120,065)	$-	$118,153

*American DG Energy includes related LLC.

American DG Energy Inc. – Second Quarter 2012 Financial Performance, page 9 of 10

CONSOLIDATED BALANCE SHEETS

As of June 30, 2012 and December 31, 2011 (unaudited)

	June 30,	December 31,
	2012	2011

ASSETS
Current assets:
Cash and cash equivalents	$15,679,354	$17,801,025
Accounts receivable, net	860,965	879,630
Unbilled revenue	15,910	18,825
Due from related party	68,500	21,140
Inventory	1,125,238	634,120
Prepaid and other current assets	381,289	322,276
Total current assets	18,131,256	19,677,016

Property, plant and equipment, net	14,766,580	14,690,117
Accounts receivable, long-term	111,864	82,664
Other assets, long-term	52,328	53,504

TOTAL ASSETS	$33,062,028	$34,503,301

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$485,679	$520,608
Accrued expenses and other current liabilities	670,693	589,032
Due to related party	581,333	313,847
Capital lease obligations	3,365	3,365
Total current liabilities	1,741,070	1,426,852

Long-term liabilities:
Convertible debentures	19,400,000	19,400,000
Warrant liability	510,897	249,561
Capital lease obligations, long-term	1,683	3,365
Other long-term liabilities	36,248	43,052
Total liabilities	21,689,898	21,122,830

Stockholders’ equity:
American DG Energy Inc. shareholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares
authorized; 46,908,460 and 46,001,404 issued and outstanding
at June 30, 2012 and December 31, 2011, respectively	46,908	46,001
Additional paid-in capital	32,380,226	30,399,370
Accumulated deficit	(21,749,716)	(17,931,058)
Total American DG Energy Inc. stockholders’ equity	10,677,418	12,514,313
Noncontrolling interest	694,712	866,158
Total stockholders’ equity	11,372,130	13,380,471

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$33,062,028	$34,503,301

 American DG Energy Inc. – Second Quarter 2012 Financial Performance, page 10 of 10

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2012 and June 30, 2011

	Six Months Ended
	June 30,	June 30,
	2012	2011
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,818,658)	$(903,895)
Income (loss) attributable to noncontrolling interest	(70,751)	63,542
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	857,224	622,383
Provision for losses on accounts receivable	74,291	1,712
Amortization of deferred financing costs	1,176	2,256
Increase (decrease) in fair value of warrant liability	261,336	(383,995)
Noncash interest expense	712,921	-
Stock-based compensation	379,857	292,245
Changes in operating assets and liabilities
(Increase) decrease in:
Restricted cash	-	65,790
Accounts receivable and unbilled revenue	(81,911)	(284,903)
Due from related party	(47,360)	(26,802)
Inventory	(491,118)	(67,634)
Prepaid and other current assets	(59,013)	(58,590)
Increase (decrease) in:
Accounts payable	(34,929)	35,958
Accrued expenses and other current liabilities	81,661	(47,441)
Due to related party	267,486	49,856
Other long-term liabilities	(6,804)	(48,484)
Net cash used in operating activities	(1,974,592)	(688,002)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(933,687)	(1,017,742)
Net cash used in investing activities	(933,687)	(1,017,742)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of convertible debentures	-	10,100,000
Proceeds from sale of common stock, net of costs	1,560,000	-
Proceeds from sale of subsidiary common stock, net of costs	-	1,238,401
Proceeds from exercise of stock options	114,882	26,798
Proceeds from issuance of common stock warrants	7,500	-
Purchases of common stock, net of costs	(750,000)	-
Principal payments on capital lease obligations	(1,682)	(1,682)
Cancellation of restricted stock	-	(20)
Distributions to noncontrolling interest	(144,092)	(171,461)
Net cash provided by financing activities	786,608	11,192,036

Net increase in cash and cash equivalents	(2,121,671)	9,486,292
Cash and cash equivalents, beginning of the period	17,801,025	3,921,054
Cash and cash equivalents, end of the period	$15,679,354	$13,407,346